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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                           Reported):January 26, 1999


                        FINANCIAL ASSET SECURITIES CORP.
             (Exact name of registrant as specified in its charter)

         Delaware                     333-44067              06-1442101
-----------------------------     -----------------     ----------------------
(State or Other Jurisdiction          Commission          (I.R.S. Employer
      of Incorporation)               File Number)       Identification No.)



    600 Steamboat Road
   Greenwich, Connecticut                                       06830
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   (Address of Principal                                      (Zip Code
     Executive Body Text




Registrant's telephone number, including area code (203) 622-2700
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


Item 5.  Other Events.

Filing of Derived Materials.*

         In connection with the offering of the Option One Mortgage Loan Trust, Asset-Backed Certificates, Series 1999-1 (the "Certificates") Greenwich Capital Markets, Inc., as underwriter of the Certificates (the "Underwriter"), has prepared certain materials (the "Derived Materials") for distribution to its potential investors. Although the Registrant provided the Underwriter with certain information regarding the characteristics of the assets in the related portfolio, it did not participate in the preparation of the Derived Materials. Concurrently with the filing hereof, pursuant to Rule 202 of Regulation S-T, the Registrant is filing certain computational materials by paper filing on Form SE.

         For purposes of this Form 8-K, Derived Materials shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life, duration; expected maturity; loss sensitivity; cash flow characteristics; background information regarding the assets; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature, as well as certain matters relating to the collateral for such transaction.

         Pursuant to Rule 411 of Regulation C under the Securities Act of 1933 and in reliance on Financial Security Assurance Inc., SEC No-Action Letter (July 16, 1993), the Registrant will incorporate by reference the financial statements of Financial Security Assurance, Inc., into the Registrant's registration statement (File No. 333-44067). the financial statements will be referred to in the prospectus supplement relating to Option One Mortgage Loan Trust 1999-1. In connection with the incorporation of such documents by reference, the Registrant is hereby filing the consent of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") to the use of their name in such prospectus supplement. the consent of PricewaterhouseCoopers is attached hereto as Exhibit 1.

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.1         Consent of PricewaterhouseCoopers

         99.1         Derived Materials


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*   Capitalized  terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus and the Prospectus Supplement of Financial Asset Securities Corp. relating to its Option One Mortgage Loan Trust 1999-1, Asset-Backed Certificates, Series 1999-1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FINANCIAL ASSET SECURITIES CORP.


                                     By:  /s/James Raezer
                                           Name:
                                           Title:  Vice President

Dated:  January 22, 1999

Exhibit Index

Exhibit                                                                  Page

23.1       Consent of PricewaterhouseCoopers LLP                           5

99.1       Collateral Term Sheets
           filed on Form SE dated January 22, 1999(P).                     6

                 EXHIBIT 23: CONSENT OF INDEPENDENT ACCOUNTANTS

         We consent to the incorporation by reference in the Prospectus Supplement of Option One Mortgage Corporation relating to Option One Mortgage Loan Trust 1999-1 Asset-Backed Certificates, Series 1999-1 of our report dated January 26, 1998 on our audits of the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997.

We also consent to the reference to our Firm under the caption "Experts".

                                 \s\  PricewaterhouseCoopers LLP

                                      PricewaterhouseCoopers LLP

         New York, New York
         January 22, 1999

                                  EXHIBIT 99.1

         In accordance with Rule 202 of Regulation S-T, the Derived Materials are being filed on paper pursuant to Form SE.

                                BROWN & WOOD LLP
                             One World Trade Center
                            New York, New York 10048
                            Telephone: (212) 839-5300
                            Facsimile: (212) 839-5599



                                                       January 26, 1999

BY MODEM

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

                  Re:      Financial Asset Securities Corp.
                           Option One Mortgage Loan Trust 1999-1

Ladies and Gentlemen:

         On behalf of Financial Asset Securities Corp. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for Collateral Term Sheets and the Consent of PricewaterhouseCoopers in connection with the above-referenced transaction.

                                Very truly yours,

                                /s/ Amber Railley

                                Amber Railley
Enclosure